UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 24, 2025

Date of Report (Date of earliest event reported)

Drugs Made In America Acquisition II Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42863	98-1815624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 East Broward Boulevard, Suite 700 Fort Lauderdale, FL	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 870-3099

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share and one Right to receive one-tenth (1/10) of one Ordinary Share	DMIIU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	DMII	The Nasdaq Stock Market LLC
Rights, each entitling the holder to receive one-tenth (1/10) of one Ordinary Share	DMIIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 24, 2025, the registration statement (File No. 333-288791) (as amended, the “Registration Statement”) relating to the initial public offering (“IPO”) of Drugs Made In America Acquisition II Corp. (the “Company”) was declared effective by the Securities and Exchange Commission (the “Commission”). In connection therewith, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	Underwriting Agreement, dated September 24, 2025, by and between the Company and Cantor Fitzgerald & Co., as representative of the underwriters (“Cantor”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	Rights Agreement, dated September 24, 2025, by and between the Company and Continental Stock Transfer & Trust Company as rights agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	Letter Agreement, dated September 24, 2025, by and among the Company, Drugs Made In America Acquisition II LLC (the “Sponsor”), the initial shareholders and the officers and directors of the Company, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	Investment Management Trust Agreement, dated September 24, 2025, by and among the Company and Continental Stock Transfer & Trust Company as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	Registration Rights Agreement, dated September 24, 2025, by and among the Company and certain security holders of the Company, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	Private Units Subscription Agreement, dated September 24, 2025, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	Private Units Subscription Agreement, dated September 24, 2025, by and between the Company and Cantor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	Indemnity Agreements, dated September 24, 2025, by and between the Company and each of the officers and directors of the Company, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	Administrative Services Agreement, dated as of September 24, 2025, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

On September 26, 2025, the Company consummated the IPO of 50,000,000 units (the “Units”). Each Unit consists of one ordinary share, $0.0001 par value (“Ordinary Share”) and one right to receive one-tenth (1/10) of one Ordinary Share upon the consummation of an initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $500,000,000. The underwriters were granted a 45-day option to purchase up to an additional 7,500,000 Units to cover over-allotments, if any.

As of September 26, 2025, a total of $500,000,000 of the net proceeds from the IPO and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet as of September 26, 2025 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within four (4) business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) of an aggregate of 1,200,000 units (the “Private Units”) to the Sponsor and Cantor, with 700,000 Private Units to the Sponsor and 500,000 Private Units to Cantor, at a price of $10.00 per Private Unit, generating total proceeds of $12,000,000.

The Private Units are identical to the Units sold in the IPO except with respect to certain registration rights and transfer restrictions, as described in the Registration Statement. Additionally, such holders agreed not to transfer, assign or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until the earlier to occur of: (i) with respect to 50% of the Private Units, including the underlying securities, the earlier of six months after the date of the consummation of the Company’s initial business combination and the date on which the closing price of the Ordinary Shares equals or exceeds $12.50 per share (as adjusted for share subdivisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing after the initial business combination and (ii) with respect to the remaining 50% of the Private Units, including the underlying securities, six months after the date of the consummation of the initial business combination, or earlier, in either case, if, subsequent to the Company’s initial business combination, the Company consummates a liquidation, merger, share exchange or other similar transaction which results in all of its shareholders having the right to exchange their ordinary shares for cash, securities or other property. The holders were granted certain demand and piggyback registration rights in connection with the purchase of the Private Units.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transaction did not involve a public offering.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 24, 2025, and in connection with the IPO, Catherine Do, G. Sridhar Prasad and Myron W. Shulgan were appointed to the board of directors of the Company (the “Board”). Effective September 24, 2025, each of Ms. Do, Dr. Prasad and Mr. Shulgan was appointed to the Board’s Audit Committee, with Mr. Shulgan serving as chair of the Audit Committee. Each of Dr. Prasad and Mr. Shulgan was appointed to the Board’s Compensation Committee, with Mr. Shulgan serving as chair of the Compensation Committee.

On September 24, 2025, and in connection with the IPO, the Company entered into indemnity agreements with each of the directors and executive officers, which require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing summary of the indemnity agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of indemnity agreement, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On September 24, 2025, and in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01. Other Events.

On September 25, 2025, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On September 26, 2025, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 24, 2025, by and between the Company and Cantor Fitzgerald & Co., as representative of the underwriters.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Rights Agreement, dated September 24, 2025, by and between the Company and Continental Stock Transfer & Trust Company as rights agent.

10.1	Letter Agreement, dated September 24, 2025, by and among the Company, Drugs Made In America Acquisition II LLC, the initial shareholders and the officers and directors of the Company.

10.2	Investment Management Trust Agreement, dated September 24, 2025, by and among the Company and Continental Stock Transfer & Trust Company as trustee.

10.3	Registration Rights Agreement, dated September 24, 2025, by and among the Company and certain security holders of the Company.

10.4	Private Units Subscription Agreement, dated September 24, 2025, by and between the Company and Drugs Made In America Acquisition II LLC

10.5	Private Units Subscription Agreement, dated September 24, 2025, by and between the Company and Cantor Fitzgerald & Co.

10.6	Form of Indemnity Agreement by and between the Company and each of the officers and directors of the Company.

10.7	Administrative Services Agreement, dated as of September 24, 2025, by and between the Company and Drugs Made In America Acquisition II LLC

99.1	Press Release, dated September 25, 2025.

99.2	Press Release, dated September 26, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2025

DRUGS MADE IN AMERICA ACQUISITION II CORP.

By:	/s/ Lynn Stockwell
Name:	Lynn Stockwell
Title:	Chief Executive Officer

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